As filed with the Securities and Exchange Commission on February 24, 2000

                           Registration No. 333-29289

                                File No. 811-8255

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

                                                                 --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |__|
                                                                 --
      Pre-Effective Amendment No. ______                        |__|
                                                                 --
      Post-Effective Amendment No.    10                        | X|

                                     and/or

                                                                 --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |__|
                                                                 --
      Amendment No.    12                                       | X|

                        (Check appropriate box or boxes)
                      THE WORLD FUNDS, INC. (THE "COMPANY")
               (Exact Name of Registrant as Specified in Charter)
             1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
               (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525

               Registrant's Telephone Number, Including Area Code
                           Steven M. Felsenstein, Esq.
                      Stradley, Ronon, Stevens & Young, LLP

                            2600 One Commerce Square

                           Philadelphia, PA 19103-7098
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: Upon effectiveness of this Post-Effective Amendment.

It is proposed that this filing will become effective (check appropriate box)
       --
      |__  immediately upon filing pursuant to paragraph (b)
       --
      |__|  on (date) pursuant to paragraph (b)
       --
      |  |  60 days after filing pursuant to paragraph (a)(I)
       --
      |__|  on (date) pursuant to paragraph (a)(I)
       --
      |_X|  75 days after filing pursuant to paragraph (a)(2)
        --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered Common Stock of the Global e-Fund series par value $.01 per share.

                                TABLE OF CONTENTS

      This Filing of a post-effective amendment to the Registrant's registration statement on Form N-1A consists of the following:

      1.   Part A Prospectus of the Global e-Fund series of the Registrant.

      2. Part B Statement of Additional Information of the Global e-Fund series of the Registrant.

      3.    Part C

THE WORLD FUNDS, INC.

Global e-Fund

PROSPECTUS

Prospectus Dated___________________2,000


This Prospectus describes Global e-Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS DATED:____________________.

RISK RETURN SUMMARY

Investment Objective:   Capital appreciation

Principal Investment
 Strategies:            The Fund will seek to achieve its investment objective
                        by investing in a non-diversified portfolio consisting primarily of equity securities, securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

                        A company is considered principally engaged in Internet or Internet-related business if they are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses.

                        Under normal market conditions, the Fund will invest at least 65% of its assets in securities of companies located outside of the United States principally engaged in Internet and Internet related businesses. The Fund intends to invest its assets in many countries and normally will have business activities of not less than three (3) different countries represented in its portfolio.

Principal Risks:        The principal risk of investing in the Fund is that
                        the value of its investments are subject to market, economic and business risk that may cause the Net Asset
                        Value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline.
                        There is no assurance that the investment adviser will achieve the Fund's objective of capital appreciation.

                        Investments in foreign countries may involve financial, economic or political risks that are not ordinarily associated with U. S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                        The Fund may also invest in securities of companies in developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility
                        and price fluctuation  than  securities   traded  in
                        more  developed markets.

                        The Fund operates as a non-diversified fund. As such the Fund may invest a larger portion of its assets in fewer securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets located outside of the U.S.
                        You should not invest in the Fund if you are not willing to accept the risks associated with investing in foreign countries. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Because the Fund is new, it does not have historical performance data and is not presenting historical information at this time.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum Sales Charge (load) Imposed on Purchases                5.50%
Sales Charge (load) Imposed on Reinvested Dividends             None
Redemption Fees (1)                                             None
Exchange Fees (2)                                               None

Estimated Annual Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management Fee                                                  1.25%
Distribution and Service (12b-1) Fees                           0.50%
Other Operating Expenses                                        1.74%
                                                                -----
Total Annual Fund Operating Expenses                            3.49% (3)

(1) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

(2)   A shareholder may be charged a $10 fee for each telephone exchange.

(3) In the interest of limiting expenses of the Fund, Global Assets Advisors, Inc. (the "Adviser") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years of operations so that the total annual operating expenses for the Fund are limited to 3.49% (4).

(4) The expense limitation of 3.49% is higher than funds that invest in more traditional markets such as domestic U.S. securities but is comparable to other funds whose investment objective and strategies are similar.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                                1 Year          3 Years
                                ------          -------

Total expenses                 $ 352            $1,071

OBJECTIVES AND  STRATEGIES

The Fund's investment objective is to achieve capital appreciation. The Fund seeks to achieve its objective by investing in common stocks and securities that are convertible into common stocks and warrants. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies which are principally engaged in Internet and Internet related businesses which are: located outside of the U.S.; have a majority of their operations outside the U.S.; or have securities primarily traded on a foreign exchange. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The Fund is not limited to investing in securities of companies of any size. Using a combination of top-down/bottom-up investment approach, the Adviser analyzes foreign countries in relation to the United States to determine their level of Internet "Evolution" . When selecting investments for the Fund, the Adviser will seek to identify Internet companies that it believes are likely to benefit from new or innovative products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase and any dividend income is likely to be incidental.

The value of this type of company is particularly vulnerable to rapidly changing technology and relatively high risks of obsolescence caused by scientific and technological advances. The economic prospects of Internet companies can dramatically fluctuate due to the competitive environment in which these companies operate. Therefore, the Fund may experience greater volatility than funds whose portfolio are not subject to these types of risks.

The Fund intends to invest its assets in many countries and normally will have business activities of not less than three (3) different countries represented in its portfolio. The securities the Fund purchases may not always be purchased on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions and liquidity make them more attractive than the underlying security.

The Fund may purchase and sell options, although it does not intend to do so at this time.

RISKS

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

OTHER PRINCIPAL RISKS

Non-diversification; Industry concentration

The Fund is non-diversified under the Investment Company Act of 1940 ("1940 Act"). Under the 1940 Act, the Fund may invest its assets in the securities of a smaller number of investors. In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Emerging and Developing Markets

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

The Fund may invest indirectly in securities through sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on ADRs.

European Currency

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If either of the Funds invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.

Portfolio Turnover

Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Temporary Defensive Positions

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Investment Adviser - Global Assets Advisors, Inc. (the "Adviser") manages the investment of the assets of the Fund pursuant to the Investment Advisory
Agreement (the "Advisory Agreement"). The address of the Adviser is 250 Park Avenue South, Suite 200, Winter Park, Florida 32789.

Mr. Michael M. Ward is the Portfolio Manager of the Fund since it's inception on ________________, 2000. Mr. Ward, a Chartered Financial Analyst
(CFA), has been Vice President and Director of Equity Research at International Assets Advisory Corporation ("IAAC") since 1997. As an IAAC portfolio manager, Mr. Ward manages and/or oversees more than $50 million in global investments for a wide variety of clients. Prior to joining IAAC, he was a Financial Analyst at Grande Journeys and a consultant with Winter Park Capital Assets. Mr. Mido Shammaa and Mr. Stefan Spath are Assistant Portfolio Managers of the Fund since its inception. Mr. Shammaa, regional strategist for Asia and Internet analyst, joined IAAC in 1998. He specializes in the equity analysis of both developed and emerging markets securities in Southeast Asia and the Pacific Rim. Prior to joining IAAC, Mr. Shammaa worked in the Risk Management division of Banco Popular. At Banco Popular, Mr. Shammaa helped develop financial products and quantitative risk management tools. Mr. Spath joined IAAC in 1997 and specializes in international securities analysis, global macroeconomics and geo-political risk. Prior to his work at IAAC, Mr. Spath was an investment analyst with RMC Group plc, a British conglomerate. Mr. Spath was responsible for all capital budgeting and investment analysis for international projects.

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of the World Funds' directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the first $500 million of average net assets; 1.00% on average net assets in excess of $500 million and not more than $1 billion; and 0.75% on average net assets over 1 billion of the Fund's average daily net assets. These fees are higher than those charged by most other investment companies, but are comparable to investment companies with investment objectives and policies similar to the Fund's investment objectives and policies.

In the  interest of  limiting  the  expense  ratio of the Fund,  the Adviser has entered into an expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses for the Fund is limited to 3.49%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern
Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from International Assets Advisory Corporation ("IAAC") (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in the Fund is $2,500 and additional investments must be $50 or more.

The public offering price is normally the share's NAV plus an initial sales charge. However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows. The Fund reserves the right to refuse to accept an order.

                              Sales Charge as a Percentage of
Amount of Purchase            -------------------------------  Dealer Discount
At the Public                       Offering   Net Amount      as Percentage of
Offering Price                      Price      Invested        Offering Price

$5,000 but under $25,000            5.50%      5.82%          5.00%
$25,000 but under $50,000           5.25%      5.54%          4.75%
$50,000 but under $100,000          4.50%      4.71%          4.00%
$100,000 but under $250,000         3.50%      3.63%          3.25%
$250,000 but under $500,000         2.50%      2.56%          2.25%
$500,000 but under $1 million       1.50%      1.52%          1.25%
$1 Million or more                  1.00%      1.01%          0.75%

The Fund will waive any sales charge arising from the purchase of shares by a director, officer or employee of the Fund or of service providers to the Fund and their immediate family or trusts for their benefit.

Plan of Distribution - The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

Right of Accumulation - Pursuant to the Right of Accumulation privilege, investors are permitted to purchase shares at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current public offering price of the purchaser's combined holdings of shares of the Fund previously purchased. To receive the Right of Accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification for such right.

Statement of Intention - A reduced sales charge as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the Statement of Additional Information.

Purchases by Mail - For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions at 800-628-4077, then notify the Distributor by calling 800-432-0000. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at 800-628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone provided that you request this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $2,500. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $2,500. The Fund will not close your account if it falls below $2,500 solely because of a market decline.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at -202-942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

For more information about the Fund, you may wish to refer to the Company's SAI dated ____________,2000 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

(Investment Company Act File No. 811-8255)

                               WORLD FUNDS, INC.
                                (THE "COMPANY")

               1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 1-800-527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                  Global e-Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Global e-Fund, dated ________________________,2000. You may obtain the Prospectus of the Fund, free of charge, by writing to World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.

The date of this SAI is ________________,2000.

THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY SAI DATED:____________________.

TABLE OF CONTENTS                                             PAGE

General Information
Additional Information About The Fund's Investments
Investment Objectives
Strategies and Risks
Investment Programs

        Warrants
        Illiquid Securities
        Depositary Receipts
        Temporary Defensive Positions
        U.S. Government Securities
        Repurchase Agreements
        Restricted Securities
        Options
        Other Investments

Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Portfolio  Turnover
Capital  Stock and  Dividends
Dividends  and Distributions
Additional Information about Purchases and Sales
Eligible Benefit Plans
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Globale-Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. See "Capital Stock and Dividends" in this SAI. The Fund is a "non-diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests in equity securities and securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.
Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options

Put and Call Options: A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund's ability to close out its position as a purchaser or seller of an option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are:
(1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the or an exchange; (5) inadequacy of the facilities of an exchange or to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

OTHER INVESTMENTS

The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of each Fund. As a matter of fundamental policy, each Fund may not:

1) Invest in companies for the purpose of exercising  management or control;
2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;
3) Purchase or sell commodities or commodity  contracts;
4) Invest in interests in oil, gas, or other mineral exploration or development programs;
5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;
6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666);
7) Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;
8) Participate on a joint or a joint and several basis in any securities trading account;
9) Engage in short sales;
10)Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;
11)Purchase any security if, as a result of such purchase less than 50% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;
12)Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and
13)Make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities.
14)Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1) Invest more than 15% of its net assets in illiquid  securities;  or
2) Engage in arbitrage transactions.

In applying the fundamental and policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

(iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers:

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Investment Adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address               Position(s) Held       Principal Occupation(s)
and Birthdate               With Registrant        During the Past 5 Years
--------------------------------------------------------------------------------

*John Pasco, III            Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue          and Treasurer       Director of Commonwealth
Richmond, VA 23229                              Shareholder Services, Inc., the
(4/10/45)                                       Company's Administrator, since
                                                1985; President and Director
                                                of First Dominion Capital Corp.,
                                                the Company's principal
                                                underwriter.  Director and
                                                shareholder of Fund Services
                                                Inc., the Company's Transfer and
                                                Disbursing Agent, since 1987;
                                                shareholder of Commonwealth Fund
                                                Accounting, Inc. which provides
                                                bookkeeping services to Star
                                                Bank; and Chairman, Director
                                                and Treasurer of Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.
                                                Mr. Pasco is also a
                                                certified public accountant.

Samuel Boyd, Jr.            Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                            Customer Services Operations
Potomac, MD 20854                               and Accounting Division
(9/18/40)                                       of the Potomac Electric Power
                                                Company since August, 1978;
                                                and Director of Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.  Mr.
                                                Boyd is also a certified public
                                                accountant.

William E. Poist            Director            Mr. Poist is a financial and tax
5272 River Road                                 consultant through his firm,
Bethesda, MD 20816                              Management Consulting for
(6/11/36)                                       Professionals since 1968;
                                                Director of Vontobel Funds, Inc.
                                                a registered investment
                                                company since March, 1997.
                                                Mr. Poist is also a certified
                                                public accountant.

Paul M. Dickinson           Director            Mr. Dickinson is President of
8704 Berwickshire Drive                         Alfred J. Dickinson, Inc.
Richmond, VA 23229                              Realtors since April, 1971; and
(11/11/47)                                      Director or Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.

*Jane H. Williams           Vice President of   Ms. Williams is the Executive
3000 Sand Hill Road         the Company         Vice President of and Sand Hill
Suite 150                   and President       Advisors, Inc. since 1982.
Menlo Park, CA 94025        of the Sand Hill
(6/28/48)                   Portfolio Manager
                            Fund series

*Leland H. Faust            President of the    Mr. Faust is President of
One Montgomery St.          CSI Equity Fund     CSI Capital Management, Inc.
Suite 2525                  and the CSI Fixed   since 1978.  Mr. Faust is also
San Francisco, CA 94104     Income Fund         a Partner in the law firm
(8/30/46)                                       Taylor & Faust since December,
                                                1975.


*F. Byron Parker, Jr.       Secretary           Mr. Parker is Secretary of
810 Lindsay Court                               Commonwealth Shareholder
Richmond, VA 23229                              Services, Inc., and First
(1/26/43)                                       Dominion Capital Corp.
                                                since 1986; Secretary of
                                                Vontobel Funds, Inc., a
                                                registered investment company
                                                since March,  1997;  and
                                                Partner  in the law firm
                                                Mustian & Parker.

*Franklin A. Trice, III     Vice President of   Mr. Trice is President
P.O. Box 8535               the Company and     of Virginia Management
Richmond, VA 23226-0535     President of the    Investment Corp. since May,
                            New Market Fund     1998; and a registered
(12/25/63)                  series              representative of First
                                                Dominion Capital Corp., the
                                                Company's underwriter since
                                                September, 1998.  Mr.
                                                Mr.Trice was a broker with Scott
                                                & Stringfellow from March, 1996
                                                to May, 1998 and with Craigie,
                                                Inc. from March, 1992 to
                                                January, 1996.

*John T. Connor, Jr.        Vice President of   President of Third Millennium
515 Madison Ave.,           the Company and     Investment Advisors,
24th Floor                  President of the    LLC since April, 1998; and
New York, NY 10022          Third Millennium    Chairman of ROSGAL,
(6/16/41)                   Russia Fund series  a Russian  financial  company
                                                and of its affiliated
                                                ROSGAL Insurance since 1993.

*Steven T. Newby            Vice President of   President of Newby & Co.,
555 Quince Orchard Rd.      the Company and     a NASD broker/dealer
Suite 606                   President of        since July, 1990;
Gaithersburg, MD 20878      GenomicsFund.com    President of xGENx, LLC
(9/18/46)                   series              since November, 1999.

*Mr. Todd A. Boren          President of the    Mr. Boren joined
250 Park Avenue, So.        Global e-Fund       International Assets Advisory in
Suite 200                   series              May of 1994.  In his six years
Winter Park, FL 32789                           with IAAC he has served as a
(10/13/59)                                      Financial Adviser, VP of Sales,
                                                Branch Manager, Training
                                                Manager,  and currently as
                                                Senior Vice President and
                                                Managing Director of Private
                                                Client Operations for
                                                both International Assets
                                                Advisory and Global Assets
                                                Advisors. He is responsible
                                                for overseeing its International
                                                Headquarters in Winter Park
                                                Florida as well as its New York
                                                operation and joint venture.

Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Investment Adviser. The "independent" Directors receive an annual retainer of $1,000.00 and a fee of $200.00 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:


                        Aggregate
                        Compensation                               Total
Name and                From the Fund   Pension or Retirement      Compensation
Position                Fiscal Year     Benefits Accrued as        from the
Held                    Ended August    Part of Fund Expenses      Company (1)
                        31, 1999

John Pasco, III,            0               N/A                       0
Director

Samuel Boyd, Jr.,           0               N/A                 $9,000
Director

William E. Poist,           0               N/A                 $9,000
Director

Paul M. Dickinson,          0               N/A                 $9,000
Director


(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Directors for the Fund's fiscal year ended August 31, 1999.

CONTROL PERSONS - PRINCIPAL HOLDERS OF SECURITIES

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Global Assets Advisors, Inc. (the "Investment Adviser" or "Adviser"), located at 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated ___________, 2000 and may be renewed annually provided such renewal is approved annually by: 1) the Company's Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by:
(i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, the "Advisers Act". The Investment Adviser is a wholly owned subsidiary of International Assets Holding Corporation and is a related corporation of International Assets Advisory Corporation ("IAAC").

International Assets Holding Corporation is an independent financial-services firm dedicated to the concept of global diversification and the long-term value of global investing. Founded in 1987 and publicly traded since in 1994, the Company's business is conducted through two principal operating subsidiaries:
International  Assets  Advisory  Corp.  (IAAC) and Global  Assets  Advisors Inc.
(GAA). IAAC is a dealer of global securities offering institutions and retail investors access to financial markets around the world. GAA is a registered investment advisor specializing in professional global money management for high net worth individuals and institutions. In addition, the Company recently formed a third subsidiary, International Trader Association (ITA), to execute its previously announced strategy to provide investors with 24-hour online trading of foreign and domestic securities using the Internet.

Under the Advisory Agreement, the Investment Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Investment Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Investment Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the first $500 million of average daily net assets of the Fund; 1.00% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and , 0.75% on average daily net assets of the Fund over $1 billion.

In the interest of limiting expenses of the Fund, the Adviser has entered into an expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses for the Fund is limited to 3.49%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Directors.

Pursuant to the terms of the Advisory Agreement, the Investment Advisor pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Adviser under the Advisory
Agreement are not exclusive, and the Investment Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to an Administrative Services Agreement with the Company dated ______________________, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $500 million of average daily net assets of the Fund; 0.175% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.15% on average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated ________________________, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated _____________, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

DISTRIBUTOR

International Assets Advisory Corporation (the "Distributor"), 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, serves as the principal underwriter of the Fund's shares pursuant to a Distribution Agreement dated _______________. The Distributor was formed as a Florida corporation in 1981 and registered as a broker/dealer in 1982. The firm has focused on the sale of global debt and equity securities to its clients and has developed an experienced team specializing in the selection, research, trading, currency exchange and execution of individual equity and fixed-income products. Members of this team are also affiliated with the Investment Adviser and have many years of experience in the global marketplace.

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each of the Funds. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

Shares of the Fund are offered for sale on a continuous basis at the Net Asset Value plus the applicable sales load.

International Assets Advisory Corporation (the "Distributor") receives commissions consisting of that portion of the sales load remaining after the discounts which it allows to investment dealers. The distributor retains 0.50% of the offering price on sales through the dealer involving the maximum sales load.

The Fund's public offering price ("POP") per share is equal to the net asset value per share next determined after receipt of a purchase order plus a sales load which is reduced on purchases involving large amounts and which may be eliminated in certain circumstances described below.

Amount of Purchase            Sales Charge as a Percentage of
At the Public                 -------------------------------   Dealer Discount
Offering Price                   Offering      Net Amount       as Percentage of
                                  Price        Invested         Offering Price

$5,000 but under $25,000            5.50%        5.82%            5.00%
$25,000 but under $50,000           5.25%        5.54%            4.75%
$50,000 but under $100,000          4.50%        4.71%            4.00%
$100,000 but under $250,000         3.50%        3.63%            3.25%
$250,000 but under $500,000         2.50%        2.56%            2.25%
$500,000 but under $1 million       1.50%        1.52%            1.25%
Over $1 Million                     1.00%        1.01%            0.75%

In addition to the sales charge listed above, up to 0.50% of average net assets is paid annually to qualified dealers for providing certain services (including services to retirement plans) pursuant to the Fund's Plan of Distribution.

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Statement of Intention - The reduced sales charges and public offering price set forth above and in the prospectus apply to purchases of $_______________ or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to ______________% (declining to 0% after an aggregate of $___________________ has been purchased under the Statement) of the dollar amount specified in the Statement will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.50% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity.

SALES AT NET ASSET VALUE

The front end sales charge is waived for purchases by the following types of investors: any financial institution or Adviser regulated by Federal or state governmental authority when the institution or adviser is purchasing shares for its own account or for an account for which the institution or adviser is authorized to make investment decisions (i.e., a discretionary account); Directors, Officers and employees of the Company, the Investment Adviser and the Distributor, (including members of the Distributor's and the Investment Adviser's immediate families and their retirement accounts or plans); Directors, Officers and employees of the Fund's service providers; customers, clients or accounts of the Investment Adviser, or other investment advisers or financial planners who charge a fee for their services, provided that shares purchased are held in the omnibus account of the broker or agent placing the order; retirement accounts or plans, or deferred compensation plans and trusts funding such plans for which a depository institution, trust company or other fiduciary holds shares purchased through the omnibus account of the broker or agent placing the order; and Eligible Benefit Plans (see "Eligible Benefit Plans" on page [ ].

The front end sales charge is also waived for any registered representatives, employees, or principals of securities dealers (including members of their immediate families) having a sales agreement with the Distributor.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

The Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Directors. Depositary Receipts (i.e., ADRs, EDRs, GDRs and RDCs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $2,500. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $2,500. The Company will not close your account if it falls below $2,500 solely because of a market decline.

Special  Shareholder  Services

As described briefly in the Prospectus, the Fund offers the following shareholder services:

Regular  Account

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone  Transactions

You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic  Account

Invest-A-Matic Accounts allow shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI. To receive more information, please call the offices of the Company at 1-800-527-9525. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirement  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $2,500 for the Globale-Fund; $2,000 for GenomicsFund.com; $1,000 for the CSI Equity Fund, the CSI Fixed Income Fund, the New Market Fund and Third Millennium Russia Fund; and, $25,000 for the Sand Hill Portfolio Manager Fund). Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income

the Fund receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions  of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of  distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated  investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

      Yield = 2[(a-b +1)-1]6
               --------
                  cd
where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

A fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

P(1+T)n= ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years (1,5 or 10)

ERV   =    ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                THE WORLD FUNDS, INC.
                1500 Forest Avenue, Suite 223
                Richmond, Virginia  23229
                TELEPHONE: 1-800-527-9525

                E-MAIL:  mail@shareholderservices.com

The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

PART C - OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)   ARTICLES OF INCORPORATION.

(1) FORM OF Articles of Incorporation of the Registrant are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the Securities and Exchange Commission (the "SEC") on June 16,1997.

(2)   Articles Supplementary.
      a. FORM OF Re: the creation of the CSI Equity Fund and CSI Fixed Income Fund dated July 29, 1997 are herein incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 Sand811-8255), as filed with the SEC on August 1, 1997.

      b. FORM OF Re: the creation of the Third Millennium Russia Fund and New Market Fund dated June 19, 1998 are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      c. FORM OF Re: increasing the amount of authorized shares are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      d. FORM OF Re: The creation of the GenomicsFund.com dated December 9, 1999 are herein incorporated by reference to Post-Effective Amendment Nos. 9/11 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 7, 2000.

      e. FORM OF Re: The creation of the Global e-Fund dated ______, 2000 is filed herewith as Exhibit 23(a)(2)(e).

(b)   BY-LAWS.

By-Laws  of  the  Registrant  are  herein   incorporated  by  reference  to  the
Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.

(c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.

      Specimen Share Certificates.
      a.   1/   Re: Sand Hill Portfolio Manager Fund is herein
                incorporated by reference to the Registrant's Initial
                Registration Statement on Form N-1A (File Nos. 333-29289 and
                811-8255) as filed with the SEC on June 16, 1997.

           2/   Re: CSI Equity Fund and CSI Fixed Income Fund.     is herein
                incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 33-29289 and 811-8255), as filed with the SEC on August 1, 1997.

           3/ Re: Third Millennium Russia Fund and New Market Fund. is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on July 8, 1998.

           4/ Re: GenomicsFund.com is herein incorporated by reference to Post-Effective Amendment Nos. 9/11 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on January 7, 2000.

           5/   Re:  Global e-Fund is filed herewith as Exhibit 23(c)(1)(5).

      b. Applicable sections of Articles and By-Laws to be referenced in future Post-Effective Amendment.

(d)   INVESTMENT ADVISORY CONTRACTS.

      (1) Re: Sand Hill Portfolio Manager Fund.FORM OF Agreement dated August 19, 1997 between Sand Hill Advisors, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (2)  Re: CSI Equity Fund.
           FORM OF Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (3)  Re: CSI Fixed Income Fund.
           FORM OF Agreement dated October 14, 1997 between CSI Capital Management Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (4)  Re: Third Millennium Russia Fund.
           Agreement dated September 21, 1998 between Third Millennium Investment Advisors LLC and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (5)  Re: New Market Fund.
       a. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

       b. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the London Company of Virginia is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (6)  Re:  GenomicsFund.com.
           FORM OF Agreement between xGENx, LLC and the Registrant is herein incorporated by reference Post Effective Amendment No. 9/11 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on January 7, 2000.

      (7)  Re:  Global e-Fund.
           FORM OF Agreement between Global Assets Advisors, Inc. and the Registrant is filed herewith as Exhibit 23(d)(7).

(e)   UNDERWRITING CONTRACTS.
      (1)  Distribution Agreements.   Distribution Agreement dated September
           21, 1998 between First Dominion Capital Corp. and the Registrant is herein incorporated by reference to Post-Effective Amendment No.5 to the Registrant's Registration Statement on Form N-1A
           (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (2) FORM OF Distribution Agreement dated _________________, 2000 between International Assets Advisory Corporation and the Registrant is filed herewith as Exhibit 23(e)(2).

(f)   BONUS OR PROFIT SHARING CONTRACTS.
      Not Applicable.

(g)   CUSTODIAN AGREEMENTS.
      (1)  Re: Sand Hill Portfolio Manager Fund.
           FORM OF Agreement dated August 19, 1997 between Star Bank, N.A. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (2)  Re: CSI Equity  Fund and CSI Fixed  Income  Fund.
           FORM OF Agreement dated October 14, 1997 between Star Bank, N.A. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (3)  Re: Third Millennium Russia Fund.
           Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (4)  RE: The New Market Fund.
           Letter agreement dated August 21, 1998 adding the New Market Fund series to the agreement dated October 14,1997 with CSI Equity Fund and CSI Fixed Income Fund series is hereby incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 29, 1999.

      (5)  FOREIGN CUSTODY ARRANGEMENTS.

      a.   Re: Third Millennium Russia Fund.
           Foreign Custody Manager Delegation Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

(h)   OTHER MATERIAL CONTRACTS.

      (1)  Transfer Agency.
       a. FORM OF Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (2)  Administrative Services.
       a.  Re: Sand Hill Portfolio Manager Fund.
           FORM OF Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

       b. Re: CSI Equity Fund.FORM OF Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

       c.  Re: CSI Fixed Income Fund.
           FORM OF Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

       d.  Re: Third Millennium Russia Fund.
           Agreement dated September 21, 1998 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

       e.  Re: New Market Fund.
           Agreement dated September 21, 1998 between Commonwealth
           Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 29, 1998.

       f.  Re:  GenomicsFund.com.
           FORM OF Agreement between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post Effective Amendment No. 9/11 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 7, 2000.

       g.  Re:  Global e-Fund.
           FORM OF Agreement between Commonwealth Shareholder Services, Inc. and the Registrant is filed herewith as Exhibit 23(h)(2)(g).

      (3)  Fund Accounting Service.

       a. Re: Sand Hill Portfolio Manager Fund.FORM OF Agreement dated August 18, 1997 between Star Bank,N.A. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on December 1, 1997.

       b.  Re: CSI Equity Fund and CSI Fixed Income Fund.
           FORM OF Agreement dated October 14, 1997 between Star Bank
           N.A. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

       c. Letter agreement dated August 21, 1998 adding the New Market Fund series to the agreement dated October 14,1997 with CSI Equity Fund and CSI Fixed Income Fund series is hereby incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 29, 1999.

      (4)  Accounting Agency.

       a.  Re: Third Millennium Russia Fund.
           FORM OF Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 5/6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 29, 1999.

      (5) FORM OF IRA Service Agreement between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

(i)   LEGAL OPINION.

      (1) Opinion of Stradley, Ronon, Stevens & Young, LLP dated April 22,1998 is herein incorporated by reference to Post-EffectiveAmendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      (2) Opinion of Stradley, Ronon, Stevens & Young LLP dated January 7, 2000 is herein incorporated by reference to Post-Effective Amendment Nos. 9/11 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 abd 811-8255), as filed with the SEC on January 7, 2000.

      (3) Opinion of Stradley, Ronon, Stevens & Young LLP dated February 24, 2000 is filed herewith as Exhibit 23(i)(3).

(k)   OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l)   INITIAL CAPITAL AGREEMENTS.

      Not applicable.

(m)   RULE 12B-1 PLAN.

      (1)  Re: Third Millennium Russia Fund.
           FORM OF Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (2)  Re: New Market Fund.
           FORM OF Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on December 30, 1998.

      (3)  Re:  Genomicsfund.com

           FORM OF Plan of Distribution is herein incorporated by reference to Post Effective Amendment No. 9/11 to the Registrant's Registration Statement on Form N-1A (File No.811-8255),as filed with the SEC on January 7, 2000.

      (4)  Re:  Global e-Fund.
           FORM OF Plan of Distribution dated _________________, 2000 is filed herewith as Exhibit 23(m)(4).

(n)   RULE 18F-3 PLAN

      Not Applicable.

(o)   POWERS-OF-ATTORNEY.

      (1) Re: Samuel Boyd, Jr., William E. Poist and Paul M. Dickinson are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.

(p)   CODES OF ETHICS.

      The  Code  of   Ethics  of  the   Registrant   will  be  filed  by  future
      Post-Effective Amendment.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
           None.

ITEM 25.   INDEMNIFICATION.

           The Registrant is incorporated under the General Corporation Law (the GCL") of the State of Maryland. The Registrant's Articles of Incorporation provide the indemnification of directors, officers and other agents of the corporation to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the Investment Company Act of 1940, as amended, for certain conduct set forth in that section ("Disabling Conduct"). Contracts between the Registrant and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling Conduct.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

a.) Sand Hill Advisors, Inc., the investment Adviser to the Sand Hill Portfolio Manager Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 21, 1999, had approximately $500 million in assets under management.

b.) CSI Capital Management, Inc., ("CSI") the investment Adviser to the CSI Equity Fund series and the CSI Fixed Income Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 21, 1999 had approximately $244 million in assets under management. A principal of CSI acts as trustee supervising an additional $30 million in assets.

c.) Third Millennium Investment Advisors, LLC, the investment adviser to the Third Millennium Russia Fund, is a newly formed adviser formed for the purpose of advising Registered Investment Companies and as of December 21, 1999, had approximately $1 million in assets under management.

d.) Virginia Management Investment Corporation, the investment manager to the New Market Fund is a newly formed Adviser formed for the purpose of advising Registered Investment Companies. The London Company of Virginia
      (The London Company") is the investment Adviser to the New Market Fund pursuant to an Investment Advisory Agreement between Virginia Management Investment Corporation and The London Company and currently has 3.7 million in assets under management.

(e)   xGENx,  LLC, the  investment  adviser to the  GenomicsFund.com  is a newly
      formed  adviser  for  the  purpose  of  advising   Registered   Investment
      Companies.

f.) Global Assets Advisors, Inc., the investment adviser to the Global e-Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and currently has approximately $50 million in assets under management.

For information as to any other business, profession, vocation or employment of a substantial nature in which each of the foregoing investment Advisers, and each director, officer or partner of such investment Advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the investment Adviser's Form ADV listed opposite the investment Adviser's name below, which is currently on file with the SEC as required by the Investment Advisors Act of 1940, as amended.

       Name of Investment Adviser                      Form ADV File Number

       Sand Hill Advisors, Inc.                               801-17601
       CSI Capital Management, Inc.                           801-14549
       Third Millennium Investment Advisors, LLC              801-55720
       Virginia Management Investment Corporation             801-55697
       The London Company of Virginia                         801-46604
       xGENx, LLC                                             801-57224
       Global Assets Advisors, Inc.                           801-46753

ITEM 27.   PRINCIPAL UNDERWRITERS.

(a)   Not applicable.

(b)   Name and                  Positions and           Positions and
      Principal Business        Offices with            Offices with
      Address                   Underwriter             Fund
      -----------------------------------------------------------------------

      Diego J. Veitia           Director, Chairman      None
      250 Park Ave., So.        Of the Board,
      Suite 200                 President and Chief
      Winter Park, FL 32789     Executive Officer

      Stephen A. Saker          Director and Exec.      None
      250 Park Ave., So.        Vice President
      Suite 200
      Winter Park, FL 32789

      Jerome F. Misceli         Director                None
      250 Park Ave., So.
      Suite 200
      Winter Park, FL 32789

      Jeffrey L. Rush, MD       Director                None
      250 Park Ave., So.
      Suite 200
      Winter Park, FL 32789

      Robert A. Miller          Director                None
      250 Park Ave., So.
      Suite 200
      Winter Park, FL 32789

      Jonathan C. Hinz          Chief Financial         None
      250 Park Ave., So.        Officer and Treasurer
      Suite 200
      Winter Park, FL 32789

      Todd A. Boren             Sr. Vice President      None
      250 Park Ave., So.        & Managing Director
      Suite 200                 of Private Client
      Winter Park, FL 32789     Operations

      Gerard A. Mastrianni      Sr. Vice President      None
      250 Park Ave., So.
      Suite 200
      Winter Park, FL 32789

      Sheri Ann Cuff            Vice President-         None
      250 Park Ave., So.        Operations
      Suite 200
      Winter Park, FL 32789

      Nancy M. McMurtry         Vice President-         None
      250 Park Ave., So.        Compliance
      Suite 200
      Winter Park, FL 32789

(c)   Not Applicable.


ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

      (a) Investment records, including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Fund are maintained at each Fund's investment Adviser, as follows:

           Fund:        Sand Hill Portfolio Manager Fund
           Adviser:     Sand Hill Advisors, Inc., located at:
           Location:    3000 Sand Hill Road
                        Building 3, Suite 150
                        Menlo Park, CA  94025

           Fund:        CSI Equity Fund and CSI Fixed Income Fund
           Adviser:     CSI Capital Management
           Location:    445 Bush Street, 5th Floor
                        San Francisco, CA 94108

           Fund:        Third Millennium Russia Fund
           Adviser:     Third Millennium Investment Advisors, LLC:
           Location:    515 Madison Avenue, 24th Floor
                        New York, NY  10022

           Fund:        New Market Fund
           Adviser:     The London Company
           Location:    Riverfront Plaza, West Tower
                        901 E. Byrd Street, Suite 350A
                        Richmond, VA  23219

           Fund:        GenomicsFund.com
           Adviser:     xGENx, LLC
           Location:    555 Quince Orchard Road, Suite 606
                        Gaithersburg, MD  20878

           Fund:        Global e-Fund
           Adviser:     Global Assets Advisors, Inc.
           Location:    250 Park Avenue South, Suite 200
                        Winter Park, FL 32789

(b) Accounts and records for portfolio securities and other investment assets, including cash of each of the Funds, as well as applicable accounting records, general ledgers, supporting ledgers, pricing computations, etc. are maintained in the custody of each Fund's custodian bank and accounting services agent, as follows:

        Funds:                  Sand Hill Portfolio Manager Fund
                                CSI Equity Fund
                                CSI Fixed Income Fund
                                New Market Fund
                                GenomicsFund.com

        Custodian Bank/Accounting

        Services Agent:         Star Bank, N.A.
        Location:               425 Walnut Street
                                P.O. Box 1118
                                Cincinnati, OH  45201-1118.

        Funds:                  Third Millennium Russia Fund
                                Global e-Fund

        Custodian Bank/Accounting

        Services Agent:         Brown Brothers Harriman & Co.
        Location:               40 Water Street
                                Boston, MA  02109

(c) Shareholder Account Records (including share ledgers, duplicate confirmations, duplicate account statements and applications forms)
      pertaining to each of the Funds are maintained by their transfer agent, Fund Services, Inc.:

                               1500 Forest Avenue, Suite 111
                               Richmond, VA  23229

(d) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc. pertaining to each of the Funds are kept at their administrator, Commonwealth Shareholder Services, Inc., located at:

                               1500 Forest Avenue, Suite 223
                               Richmond, VA  23229

(e) Records relating to distribution of shares of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund Third Millennium Russia Fund and GenomicsFund.com are kept at their distributor, First Dominion Capital Corp., located at:

                               1500 Forest Avenue, Suite 223
                               Richmond, VA 23229.

(f) Records relating to distribution of shares of Global e-Fund are kept at their distributor, International Assets Advisory Corporation, located at:

                               250 Park Avenue South, Suite 200
                               Winter Park, FL 32789.

ITEM 29.   MANAGEMENT SERVICES.

      There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30.   UNDERTAKINGS.

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Richmond, and Commonwealth of Virginia on the 24th day of February, 2000.

                              THE WORLD FUNDS, INC.
                          Fund

                             By /s/ John Pasco, III
                             ------------------------
                             (Signature and Title)
                             John Pasco, III,
                             Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)               (Title)                               (Date)

/s/ John Pasco, III       Director, Chairman               February 24, 2000
John Pasco, III           Chief Executive
                          Officer and Chief
                          Financial Officer

/S/ SAMUEL BOYD, JR.*     Director                         February 24, 2000
Samuel Boyd, Jr.

/S/ PAUL M. DICKENSON*    Director                         February 24, 2000
Paul M. Dickinson

/S/ WILLIAM E. POIST*     Director                         February 24, 2000
William E. Poist

/s/ John Pasco, III
------------------------
John Pasco, III

* By John Pasco, III, Attorney-in-Fact Pursuant to Powers-of-Attorney.

           EXHIBIT INDEX                                 EDGAR EXHIBIT #
           -------------------------------------------------------------

           Articles Supplementary                        EX-23(a)(2)(e)
           Specimen Stock Certificate                    EX-23(c)(1)(5)
           Investment Advisory Agreement                 EX-23(d)(7)
           Distribution Agreement                        EX-23(e)(2)
           Administrative Services                       EX-23(h)(2)(g)
           Opinion of Counsel                            EX-23(i)(3)
           Rule 12b-1 Plan                               EX-23(m)(4)

                             THE WORLD FUNDS, INC.
              1500 Forest Avenue, Suite 223, Richmond, Va. 23229
               804-285-8211 * 800-527-9500 * 804-285-8251 (fax)

February  24, 2000

VIA EDGAR

Filing Desk

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20049

      RE:  The World Funds, Inc.
           File Numbers 333-29289 and 811-8255
           Post Effective Amendment to Registration Statement

Gentlemen:

Transmitted herewith for electronic filing with the U.S. Securities and Exchange Commission (the "Commission") on behalf of The World Funds, Inc. (the "Registrant"), pursuant to Rule 485(a) (2) under the Securities Act of 1933, as amended (the "1933 Act"), is Post-Effective Amendment No.10 under the 1933 Act and Amendment No.12 under the Investment Company Act of 1940, as amended (the "1940 Act"), referred to herein as the "485(a)(2) Amendment" to the registration statement of the Registrant.

The 485(a)(2) Amendment contains a prospectus and statement of additional information ("SAI") for the Global e-Fund, a new series of shares to be added to the Registrant's Registration Statement. The Post-Effective Amendment will become effective pursuant to paragraph (a)(2) seventy-five days after it is filed. This Post-Effective Amendment does not amend the existing prospectuses and statements of additional information of other series of the Registrant, and is not an "amendment relating to the same prospectus" under paragraph (d)(3) of Rule 485.

Please contact Steven M. Felsenstein, Esquire at 215-564-8074, should you have any questions or comments concerning this filing.

Sincerely,



/s/ Darryl S. Peay
Darryl S. Peay
Assistant Secretary

cc:   Carolyn Gail Gilheany, Esq.
      John Pasco, III
      Steven M. Felsenstein, Esq.

                                                             EXHIBIT 23(a)(2)(e)
                                                             -------------------
                             THE WORLD FUNDS, INC.


                             Articles Supplementary

The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors of the Corporation, at a meeting held on February 16, 2000, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the Global e-Fund series of the Corporation.

SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Five Million Dollars ($5,000,000):

One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share)were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

(b) The total number of shares of stock which the  Corporation is authorized to
issue,   following  the  aforesaid  actions,   is  Five  Hundred  Million
(500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000):

One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

THIRD: The shares of the Global e-Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

FOURTH: The aforesaid shares of the Global e-Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 16th day of February, 2000.


                              The World Funds, Inc.

                          By /s/ John Pasco, III
                             -------------------
                             John Pasco, III
                             Chairman and Chief Executive Officer

WITNESS:

-------------------------------
Name:  Darryl S. Peay
Title: Assistant Secretary

THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.
                          /s/ John Pasco, III
                          ---------------------------------
                          John Pasco, III
                          Chairman and Chief Executive Officer

Attest:



---------------------
Assistant Secretary

                                                             EXHIBIT 23(c)(1)(5)
                                                             -------------------

Below is the text of a sample of the Stock Certificate for Global e-Fund series of The World Funds, Inc.

CAPITAL STOCK OF                                           CUSIP


                             THE WORLD FUNDS, INC.
                                  GLOBAL e-FUND

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


             This Certifies that

             Is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                          EACH OF THE CAPITAL STOCK OF

THE WORLD FUNDS, INC.                                  GLOBAL e-FUND

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the bylaws of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

This certificate is not value until countersigned by the Transfer Agent.

Witness the facsimile signatures of the duly authorized officers of the Corporation

Dated                                     Attest
By

                                          Secretary

Chairman

                                                               EXHIBIT 23(d)(7)
                                                               -----------------

                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated this of ____________, 2000 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and GLOBAL ASSETS ADVISORS, INC., a Florida corporation (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the Globale-Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

           The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

           The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

           The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Portfolio to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.25% on the first $500 million of average net assets; 1.00% on assets in excess of $500 million and not more than $1 billion of average net assets; and 0.75% on average net assets over $1 billion.

           All  rights  of  compensation   under  this  Agreement  for  services
performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a.   Taxes;

           b. Brokerage fees and commissions with regard to portfolio transactions;

           c. Interest charges, fees and expenses of the custodian of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator;

           e.   Its proportionate share of auditing and legal expenses;

           f. Its proportionate share of the cost of maintenance of corporate existence;

           g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;

           h.   Its proportionate share of the costs of corporate meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j. Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           k. The Advisory fee payable to the Adviser, as provided in paragraph 4 herein;

           l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

           m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Adviser's Name. The Adviser hereby authorizes the Fund to use the name "Global e-Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Global e-Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

           (a)  To the Fund at:      1500 Forest Avenue
                                     Suite 223
                                     Richmond, Virginia 23229

           (b)  To the Adviser at:   250 Park Avenue South
                                     Suite 200
                                     Winter Park, Florida 32789

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               GLOBAL ASSETS ADVISORS, INC.



                               BY:  ____________________________
                                    Todd Boren
                                    Sr. Vice President



                                    THE WORLD FUNDS, INC.


                               BY:  _____________________________
                                    John Pasco, III
                                    Chairman

                                                                EXHIBIT 23(e)(2)
                                                                ----------------

                             DISTRIBUTION AGREEMENT

         DISTRIBUTION AGREEMENT, made this _______ day of _________, 2000, by and between The World Funds, Inc. a Maryland corporation (the "Fund") and International Assets Advisory Corporation ("IAAC"), a Florida corporation.

WITNESSETH:

1.    DISTRIBUTION SERVICES

The Fund hereby engages IAAC as national distributor to assist the Fund in promoting the sale and distribution to investors of shares of common stock of the Global e-Fund series of the Fund ("Shares"). In connection therewith, IAAC shall (i) promote the sale of shares, (ii) otherwise assist the Fund in the distribution of shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith IAAC may act as principal or agent for the sale of such shares.

2.    SALE OF FUND SHARES

Such shares are to be sold only on the following terms:

(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify IAAC of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof.

3.    REGISTRATION OF SHARES

The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. IAAC may serve as dealer of record to assist the Fund in connection with any such registration or qualification.

4.    INFORMATION TO BE FURNISHED TO IAAC

The Fund agrees that it will furnish IAAC with such information with respect to the affairs and accounts of the Fund as IAAC may from time to time reasonably require, and further agrees that IAAC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5.    ALLOCATION OF EXPENSES

During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by IAAC or any investment manager or investment advisor to the Fund. IAAC shall pay advertising and promotional expenses incurred by IAAC in connection with the distribution of the Fund's shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.

6.    COMPENSATION TO IAAC

It is understood and agreed by the parties hereto that IAAC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7.    LIMITATION OF IAAC'S AUTHORITY

IAAC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, IAAC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of IAAC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund shares.

8.    SUBSCRIPTION FOR SHARES - REFUND FOR CANCELLED ORDERS

If IAAC elects to act as a principal, and not as agent, for a sale of Fund shares, IAAC shall subscribe for the shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with IAAC by a customer or dealer and subsequently cancelled, IAAC shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if IAAC has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a)   the consideration received by the Fund for said shares; or

(b)   the net asset value of such shares at the time of  cancellation  by IAAC.

9.    INDEMNIFICATION OF THE FUND

IAAC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by IAAC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, IAAC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, IAAC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to IAAC or to IAAC by a director, officer, or employee of the Fund who is not an interested person of IAAC, unless the information so supplied or omitted was available to IAAC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10.   FREEDOM TO DEAL WITH THIRD PARTIES

IAAC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11.   EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser.

Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of IAAC as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by IAAC, upon 60 days' written notice to the other party.

This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).

12.   AMENDMENTS TO AGREEMENT

No material amendment to this Agreement shall be effective until approved by IAAC and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of IAAC or any affiliate of IAAC).

13.   NOTICES

Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

IN WITNESS WHEREOF, the Fund and IAAC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.

THE WORLD FUNDS, INC.

                         By:___________________________
                             John Pasco, III
                             Chairman

Attested by:    _______________________________



INTERNATIONAL ASSETS ADVISORY CORPORATION

                          By:___________________________
                              [need name]
                              [need title]

Attested by:    _______________________________

SCHEDULE A

IAAC  shall  receive,   as  compensation  for  its  services  pursuant  to  this
Distribution Agreement:

(a) With respect to any shares of the Fund sold subject to a sales charge, IAAC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of shares of the Fund sold subject to a sales charge for which IAAC is the selling dealer, IAAC shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

                                                             EXHIBIT 23(h)(2)(g)
                                                             -------------------

                        ADMINISTRATIVE SERVICES AGREEMENT

      Administrative Services Agreement (the "Agreement") dated____________ , 2000, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the Global e-Fund series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment adviser of the Portfolio, Global Assets Advisors, Inc. (the "Adviser"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                          THE WORLD FUNDS, INC.


                          By:______________________________
                                 John Pasco, III
                                 Chairman

                          COMMONWEALTH SHAREHOLDER SERVICES, INC.


                          By: _____________________________
                                 John Pasco, III
                                 Chairman

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                            THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                           FOR THE Global e-Fund series

Pursuant to Section 9 of the Administrative Services Agreement, dated__________, 2000, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), Global e-Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

For all other administration, CSS shall be paid a fee at the rate of 0.20% per annum of the average daily net assets on the first $500 Million (with a minimum fee of $30,000); 0.175% per annum of the average daily net assets from $500 Million to $1 Billion; and 0.15% per annum of the average daily net assets in excess of 1 Billion.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                                EXHIBIT 23(i)(3)
                                                                ----------------


                                   Law Offices

                      Stradley, Ronon, Stevens & Young, LLP

                            2600 One Commerce Square

                     Philadelphia, Pennsylvania 19103-7098
                                 (215) 564-8000

Direct Dial: (215) 564-8074

                                February 22, 2000

The World Funds, Inc.
Suite 223
1500 Forest Avenue
Richmond, Virginia  23226

           Re:  Legal Opinion - Securities Act of 1933

Ladies and Gentlemen:

           We have previously provided to The World Funds, Inc. (the "Fund"), a series corporation organized under Maryland law, an opinion respecting shares of common stock of the Fund registered under the Securities Act of 1933, as amended (the "Securities Act"). In connection with that opinion, we examined the Articles of Incorporation (the "Articles") of the Fund, the By-Laws of the Fund, the resolutions adopted by the Fund's Board of Directors organizing the business of the Fund, and its proposed form of Share Certificates (if any), all as amended to date, and the various pertinent corporate proceedings we deem material. We also examined the Notification of Registration and the Registration Statements filed under the Investment Company Act of 1940 (the "Investment Company Act") and the Securities Act, all as amended to date, as well as other items we deemed material to that opinion.

           We noted that the Fund is authorized by the Articles to issue five hundred million (500,000,000) shares of common stock at a par value of $0.01 per share. The Articles designated the Sand Hill Portfolio Manager Fund series of the Fund, and authorized the issuance of fifty million (50,000,000) shares of common stock of such series. Articles Supplementary also authorized the issuance of fifty million (50,000,000) shares of common stock of the CSI Fixed Income Fund series, and the issuance of fifty million (50,000,000) shares of common stock of the CSI Equity Fund series. Finally, Articles Supplementary also authorized the issuance of fifty million (50,000,000) shares of common stock of the New Market Fund series, the issuance of fifty million (50,000,000) shares of common stock of the Third Millenium Russia Fund series, the issuance of fifty million (50,000,000) shares of common stock of the GenomicsFund.com series. We have previously furnished an opinion with respect to the securities of the GenomicsFund.com series so registered. More recently, the Fund adopted Articles Supplementary authorizing the issuance of of fifty million (50,000,000) shares of common stock of a Globale Fund series.

            The Fund has filed with the U.S. Securities and Exchange Commission, a registration statement under the Securities Act, which registration statement is deemed to register an indefinite number of shares of the Fund pursuant to the provisions of Rule 24f-2 under the Investment Company Act. You have advised us that the Fund each year hereafter will timely file, a Notice pursuant to Rule 24f-2 perfecting the registration of the shares sold by the Fund during each fiscal year during which such registration of an indefinite number of shares remains in effect.

           You have also informed us that the shares of the Fund have been, and will continue to be, sold in accordance with the Fund's usual method of distributing its registered shares, under which prospectuses are made available for delivery to offerees and purchasers of such shares in accordance with
Section 5(b) of the Securities Act.

           Based upon the foregoing information and examination, so long as the Fund remains a valid and subsisting entity under the laws of Maryland, and the registration of an indefinite number of shares of the Fund remains effective, the authorized shares of the series of the Fund identified above, when issued for the consideration set by the Board of Directors pursuant to the Articles, and subject to compliance with Rule 24f-2, will be legally outstanding, fully-paid, and non-assessable shares, and the holders of such shares will have all the rights provided for with respect to such holding by the Articles and the laws of the State of Maryland.

           We hereby consent to the use of this opinion, in lieu of any other, as an exhibit to the Registration Statement of the Fund, along with any amendments thereto, covering the registration of the shares of the Fund under the Securities Act and the applications, registration statements or notice filings, and amendments thereto, filed in accordance with the securities laws of the several states in which shares of the Fund are offered, and we further consent to reference in the registration statement of the Fund to the fact that this opinion concerning the legality of the issue has been rendered by us.

                          Very truly yours,

                          STRADLEY, RONON, STEVENS & YOUNG, LLP



                          By: _______________________________________
                               Steven M. Felsenstein

                                                                EXHIBIT 23(m)(4)
                                                                ----------------

                              THE WORLD FUNDS, INC.

                                Distribution Plan

                                       Of

                                  Global e-Fund

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the shares of the Fund's Global e-Fund series (the "Series"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Fund contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributor, the Fund shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Series' shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

      2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

           a. Any Distribution Agreement between the Fund and its National Distributor, or any other distributor of shares in privity with the Fund.

           b.   The National Distributor's Selling Dealer Agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

      3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 0.50% per annum of the average daily net assets of the Series' shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

      4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

      5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

      7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

      8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

      9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

      10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

      11.  This Plan shall take effect on the ___  day of _____, 2000.



      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributor as evidenced by their execution hereof.

                              The World Funds, Inc.

                          By:
                              ---------------------------



                          International Assets Advisory Corporation


                          By:
                              ----------------------------



----------------------
    1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the series' principal underwriter, International Assets Advisory Corporation (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Series' shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Series' shareholders.